 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2005

CCC Information Services Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	000 - 28600	54-1242469

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Trade Center Chicago
444 Merchandise Mart
Chicago, Illinois 60654

(Address of Principal Executive Offices)
_________________________

312-222-4636

(Registrant’s telephone number, including area code)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01.    Other Events.

(d)
On June 8, 2005, CCC Information Services Group Inc. (“Company”) issued a press release announcing that, at the Company's Annual Meeting of Stockholders, the following individuals were re-elected to one-year terms on the Board of Directors: John D. Collins, Morgan W. Davis, Michael R. Eisenson, J. Roderick Heller, III, Thomas L. Kempner, Githesh Ramamurthy, Mark A. Rosen and Herbert S. Winokur, Jr. Stockholders also ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2005. The press release also announced several enhancements to the Company's suite of claim management solutions.

A copy of the press release is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued June 8, 2005.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCC INFORMATION SERVICES GROUP INC.

Dated: June 9, 2005	By:	/s/ Robert S. Guttman
Robert S. Guttman
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued June 8, 2005.